THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
(the “Fund”)

Supplement dated January 5, 2007
to Prospectus and Statement of Additional Information
dated October 1, 2006

Change in Service Providers

Effective January 1, 2007, SEI Investments Global Fund Services replaced Citco Mutual Fund Services, Inc. (“CMFS”) as the Fund’s administrator and fund accounting agent. Effective January 8, 2007, (1) SEI Distribution Co. will replace Citco Mutual Fund Distributors, Inc. as the Fund’s distributor and (2) SEI Investment Management Company will replace CMFS as the Fund’s transfer agent and dividend disbursing agent. SEI Global Fund Services, Inc., SEI Distribution Co. and SEI Investment Management Company are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Changes in Procedures for Purchasing and Redeeming Shares

As a result of the change in service providers described above, there are certain changes in the procedures for purchasing and redeeming shares of the Fund as set forth below. These changes are effective January 8, 2007.

Purchasing Shares

1.	The first paragraph under the heading “Purchasing Shares” on page 14 of the Prospectus is amended and restated to read as follows:

“If your order to buy shares of the Fund is received and accepted by the Fund’s transfer agent by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined. If your order to buy shares of the Fund is received and accepted by the Fund’s transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share determined on the next Business Day. See “Purchases by Wire Transfer” and “Purchases by Mail” below.”

2.
The first paragraph and the first sentence of the second paragraph of the section “Purchases by Wire Transfer” under the heading “Purchasing Shares” on pages 14-15 of the Prospectus is amended and restated to read as follows:

“Purchases by Wire Transfer. You may purchase shares by making a wire transfer of federal funds to the Fund’s distributor. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

UMB Bank, N.A.
ABA # 101000695
For Credit to: The CRA Qualified Investment Fund
Acct. # 9871418510
For further credit (Your Name)
Acct. # (Your Acct. No.)
SSN or TIN

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) to the Fund (1) by fax to the Fund’s transfer agent at 414-299-2178 or (2) by mail to The CRA Qualified Investment Fund, P.O. Box 2175, Milwaukee, WI 53210-2175.”

3.	The first paragraph of the section “Purchases by Mail” under the heading “Purchasing Shares” on page 15 of the Prospectus is amended and restated to read as follows:

“Purchases by Mail. To purchase shares by mail, complete an account application, including the name in which the account is registered and the account number. Mail the completed application and a check payable to The Community Reinvestment Act Qualified Investment Fund (CRA) to:

Regular Mail:	Overnight Mail:

The CRA Qualified Investment Fund	The CRA Qualified Investment Fund
P.O. Box 2175	803 West Michigan Street, Suite A
Milwaukee, WI 53201-2175	Milwaukee, WI 53233-2301”

Redeeming Shares

1. The first sentence of the second paragraph under the heading “Redeeming Shares” on page 17 of the Prospectus is amended and restated to read as follows:

“Redemption requests must be in writing and sent (1) by fax to the Fund’s transfer agent at 414-299-2178 or (2) by mail to The Community Reinvestment Act Qualified Investment Fund, P.O. Box 2175, Milwaukee, WI 53201-2174.”

Chief Compliance Officer

Effective January 1, 2007, Joseph H. Hastings was appointed the Chief Compliance Officer of the Fund. On that date Mr. Hastings also was appointed the Chief Compliance Officer of the Fund’s investment adviser, CRAFund Advisors, Inc. See “Trustees and Officers” in the Statement of Additional Information for more information concerning Mr. Hastings.